UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

ZONE FRONTIER INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42033	88-4042082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5718 Westheimer Road, Suite 1000, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

(713) 352-3977

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZONE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2026, Zone Frontier Inc. f/k/a CleanCore Solutions, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Sanzonate Holdings LLC, a Nevada limited liability company (the “Buyer”), pursuant to which the Company sold to the Buyer substantially all of the assets of the Company’s legacy business of developing and producing cleaning products that produce pure aqueous ozone for professional, industrial and home use (the “Cleaning Products Business”), including all of the issued and outstanding ordinary shares of CleanCore Global Limited, the Company’s wholly owned subsidiary incorporated in Ireland (the “Subsidiary”), and the Buyer assumed certain liabilities of the Cleaning Products Business (the “Disposition”). The Disposition was completed concurrently with the execution of the Purchase Agreement on October 7, 2026 (the “Closing”). The Buyer is controlled by Clayton Adams, a member of the Company’s Board of Directors (the “Board”). See “Relationship with the Buyer; Interest of Related Person” below.

The key terms of the Purchase Agreement and the related transaction documents are summarized below.

Purchased Assets. The assets sold to the Buyer (the “Purchased Assets”) include: (i) 100 ordinary shares, par value €1.00 per share, of the Subsidiary, representing 100% of its issued and outstanding securities; (ii) $500,000 in cash, excluding cash held in the Subsidiary; (iii) the intellectual property used in the Cleaning Products Business, including U.S., Canadian and Mexican patents and patent applications relating to aqueous ozone generation and dispensing technology, the registered and pending trademarks related to the Cleaning Products Business (including the CLEANCORE marks), related unregistered copyrights and the domain name associated with the Cleaning Products Business; (iv) the accounts receivable, inventory, equipment and other tangible personal property of the Cleaning Products Business; (v) the Company’s leasehold interest in its former Omaha, Nebraska facility; and (vi) related contracts, permits, digital accounts, books and records and goodwill. All cash held by the Subsidiary at the Closing remained with the Subsidiary. The Company has agreed to cease use of the “CleanCore” and “CleanCore Solutions” names.

Excluded Assets. The Company retained all of its cash and cash equivalents in excess of $500,000, its digital asset holdings, and all of its data center and AI infrastructure interests, including its 79% membership interest in the joint venture developing the Company’s Minnesota data center campus and its 99% capital interest in the joint venture developing the Company’s West Texas data center campus, together with all related contracts, including the Colocation Services Agreement with Cerebras Systems Inc.

Assumed and Excluded Liabilities. The Buyer assumed only the liabilities specifically identified in the Purchase Agreement, including the lease obligations for the Omaha facility, the accounts payable, credit card balances, accrued liabilities and product warranty obligations of the Cleaning Products Business. The Company retained all other liabilities, including taxes arising from the Disposition, transaction expenses and environmental liabilities.

Purchase Price and Promissory Note. The purchase price for the Purchased Assets is $3,350,000 (the “Purchase Price”), which the Buyer paid at the Closing by delivering to the Company a secured, non-convertible promissory note in the principal amount of $3,350,000 (the “Note”). The Note bears interest at 6% per annum (increasing to 10% per annum during an event of default) and is payable in three installments: (i) $300,000 of principal six months after the Closing; (ii) $850,000 of principal, plus accrued interest, 12 months after the Closing; and (iii) the remaining $2,200,000 of principal, together with all accrued and unpaid interest, 18 months after the Closing. Interest accrued during the first six months is deferred to the later payment dates. The Buyer may prepay the Note at any time without premium or penalty on 15 days’ notice. The Note contains customary events of default, including payment defaults, covenant and representation defaults, judgment and cross-defaults of $100,000 or more and bankruptcy events, upon which the Company may accelerate the Note. The Note is subordinated in right of payment and lien priority to any indebtedness of the Buyer for borrowed money owed to banks, commercial finance companies or other institutional lenders.

Security. The Buyer’s obligations under the Note are secured, pursuant to an Intellectual Property Security Agreement (the “IP Security Agreement”), by a first-priority security interest in the intellectual property transferred to the Buyer in the Disposition, subject to the subordination provisions described above. The security interest will be released automatically upon the earlier of (i) repayment in full of the Note and (ii) the Buyer’s raising at least $3,000,000 in equity or debt financing after the Closing, provided that a release under clause (ii) may not occur unless the Buyer has paid the first $300,000 principal installment and the first Earnout Payment (as defined below), to the extent then due, and no event of default or unpaid Earnout Payment is outstanding. If the Buyer raises capital before the six-month anniversary of the Closing, it must apply a portion of the proceeds to pay the first principal installment and any first Earnout Payment then due.

Earnout Payments. In addition to the Purchase Price, the Company is entitled to additional cash payments of up to $2,250,000 in the aggregate (each, an “Earnout Payment”) if the Buyer completes a bona fide equity financing during the period ending on the later of 18 months after the Closing and the termination of the Note (the “Earnout Period”), as follows: (i) $500,000 at a pre-money valuation of at least $10,000,000; (ii) an additional $750,000 at a pre-money valuation of at least $17,500,000; and (iii) an additional $1,000,000 at a pre-money valuation of at least $25,000,000. Each Earnout Payment is due within 30 days after the applicable financing closes, and unpaid amounts accrue interest at 6% per annum.

Equity Consideration. At the Closing, the Buyer issued to the Company 526,316 common units representing a 5% membership interest in the Buyer (the “Closing Equity”), and the Company became a member of the Buyer under a joinder to the Buyer’s operating agreement. If the Buyer completes a bona fide equity financing at a pre-money valuation of at least $25,000,000 during the Earnout Period, the Buyer must issue to the Company additional common units representing a further 2% membership interest in the Buyer, measured as of the Closing, within 30 days. If it does not do so on time, it must issue a penalty of additional units equal to 6% of such additional units.

Representations, Covenants and Indemnification. The Purchase Agreement contains customary representations, warranties and covenants, including a three-year covenant by the Company not to compete with the Cleaning Products Business within 50 miles of any area where it is conducted or planned by the Buyer to be conducted as of the Closing, not to induce customers or suppliers of the Buyer to terminate their relationships with the Buyer, and not to hire or retain employees or officers of the Buyer. The Company’s representations survive for 24 months after the Closing, and specified fundamental representations survive until the applicable statute of limitations. Indemnification claims for breaches of representations and warranties are subject to a $50,000 aggregate threshold (with recovery from the first dollar once exceeded), which does not apply to the Buyer’s claims for breaches of fundamental representations. They are also subject to a cap of 25% of the Purchase Price, or 100% of the Purchase Price for breaches of fundamental representations and certain covered third-party claims. Claims based on fraud or intentional misrepresentation are not subject to these limitations. The Company also indemnifies the Buyer for excluded liabilities, and the Buyer indemnifies the Company for assumed liabilities and the post-Closing operation of the Cleaning Products Business.

Ancillary Agreements. At the Closing, the Company and the Buyer also entered into a Bill of Sale and Assignment, an Intellectual Property Assignment Agreement (together with short-form trademark, patent and copyright assignments) and an assignment of the Omaha facility lease.

The foregoing descriptions of the Purchase Agreement, the Note, the IP Security Agreement and the Termination Agreement (as defined below) do not purport to be complete and are qualified in their entirety by reference to the full text of (i) the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference, and which includes the forms of the Note and the IP Security Agreement as exhibits thereto, and (ii) the Note, the IP Security Agreement and the Termination Agreement, copies of which the Company intends to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ending December 31, 2026.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the Buyer. The representations, warranties and covenants in the Purchase Agreement were made solely for the purposes of that agreement and as of specific dates, solely for the benefit of the parties to it. They may be subject to limitations agreed upon by the parties, including qualification by confidential disclosure schedules, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions of them, as characterizations of the actual state of facts or condition of the Company, the Buyer or the Subsidiary.

Relationship with the Buyer; Interest of Related Person.

Clayton Adams, a controlling member and Chief Executive Officer of the Buyer, is a member of the Board and previously served the Company under an Executive Transition Services Agreement, dated March 26, 2026 (the “Transition Services Agreement”). Mr. Adams also held an option to purchase the Cleaning Products Business under an Option Agreement with the Company dated September 5, 2025 (the “Option Agreement”). On October 7, 2026, Mr. Adams delivered a notice irrevocably exercising the option through the Buyer’s acquisition of the Cleaning Products Business under the Purchase Agreement. Under that notice, the Option Agreement terminated upon the Closing. Mr. Adams’s exercise or relinquishment of the option was a condition to the Company’s obligation to complete the Disposition.

Because of these relationships, Mr. Adams has a direct and indirect material interest in the Disposition, including through his ownership of the Buyer, the counterparty to the Purchase Agreement, the Note and the IP Security Agreement. The approximate dollar value of the transaction is $3,350,000 (the Purchase Price), plus up to $2,250,000 of contingent Earnout Payments. As required by the Option Agreement, the Company received a fairness opinion from Newbridge Securities Corporation in connection with the Disposition. The Disposition was reviewed and approved by the disinterested members of the Board, in accordance with the Company’s related person transaction policy, with Mr. Adams not participating in the deliberations or vote.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 under “Relationship with the Buyer; Interest of Related Person” is incorporated herein by reference. On October 7, 2026, and effective upon the Closing, the Option Agreement terminated in accordance with Mr. Adams’s notice of exercise. No early termination penalties were incurred by the Company in connection with the termination.

In addition, on October 7, 2026, the Company and Mr. Adams entered into a Termination and Release Agreement (the “Termination Agreement”), effective as of and contingent upon the Closing. Under the Termination Agreement, the Transition Services Agreement and Mr. Adams’s employment with the Company under it terminated, and the parties exchanged mutual releases of claims arising out of or relating to the Transition Services Agreement. The Termination Agreement does not affect Mr. Adams’s continued service as a director of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On October 7, 2026, the Company completed the Disposition under the Purchase Agreement. The consideration consisted of the Note in the principal amount of $3,350,000, the Closing Equity representing a 5% membership interest in the Buyer, and the contingent right to receive the Earnout Payments of up to $2,250,000 and additional membership interests in the Buyer, each as described in Item 1.01. The consideration was determined through negotiations between the Company and the Buyer and was supported by the fairness opinion described in Item 1.01. As described in Item 1.01, the Buyer is controlled by Clayton Adams, a director of the Company, and Mr. Adams has a material interest in the Disposition.

The Disposition completes the Company's previously announced plan, first disclosed on June 8, 2026, to dispose of its cleaning products segment as part of its strategic transition to AI critical infrastructure. The Company previously announced it sold all its Dogecoin holdings and exited the Treasury strategy on July 20, 2026. Following the Dispositions, the Company's operations consist of its data centers and AI infrastructure business.

Item 7.01 Regulation FD Disclosure.

On October 8, 2026, the Company issued a press release announcing the completion of the Disposition. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Buyer’s payment of the Note and any Earnout Payments, the Buyer’s ability to complete future financings and the valuations it may achieve, the value of the Company’s membership interest in the Buyer, and the Company’s strategic transition to an AI infrastructure business. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. These factors include, among others: the Buyer’s ability to perform its obligations under the Note and the Purchase Agreement; the Buyer’s ability to raise capital on acceptable terms or at all; the subordination of the Note and the related security interest to senior indebtedness of the Buyer and the possible release of that security interest; the value and realizability of the collateral and of the Company’s equity interest in the Buyer; potential indemnification claims; the Company’s continued ability to successfully transition its business model; and other factors described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Disposition, prepared in accordance with Article 11 of Regulation S-X, is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated October 7, 2026, by and between Sanzonate Holdings LLC and Zone Frontier Inc.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
99.2	Press Release, dated October 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. Certain identified information has been redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K because it is both not material and of the type the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2026	ZONE FRONTIER INC.

/s/ Tyler Hassen
	Name:	Tyler Hassen
	Title:	Chief Executive Officer